Exhibit 10.18

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of November 20, 2017, by and between WESTERN ALLIANCE BANK, an Arizona corporation (“Bank”) and BIONANO GENOMICS, INC., a Delaware corporation (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 8, 2016, as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of December 9, 2016, and that certain Second Amendment to Loan and Security Agreement dated as of May 2, 2017 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated as follows:

“Third Amendment Effective Date” means November 20, 2017.”

2. New subsection (e) hereby is added to the end of Section 2.6 of the Agreement to read as follows:

“(e) Third Amendment Fee. An amendment fee equal to Seventeen Thousand Five Hundred Dollars ($17,500) (the “Third Amendment Fee”) which shall be nonrefundable, due on the earliest to occur of (a) the Term Loan Maturity Date, or (b) the acceleration of any Term Loan, or (c) the prepayment of a Term Loan pursuant to Section 2.2(c) or (d).”

3. Section 6.8 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.8 Funding Milestones.

(i) On or after the Third Amendment Effective Date and on or before November 27, 2017, Borrower shall have received at least One Million Five Hundred Thousand Dollars ($1,500,000) of gross cash proceeds (provided that Borrower shall only incur a reasonable amount of transaction expenses in connection therewith) from the sale or issuance of its equity securities or Subordinated Debt to investors and on terms and conditions reasonably acceptable to Bank.

(ii) On or after the Third Amendment Effective Date and on or before December 31, 2017, Borrower shall have received at least Fifteen Million Dollars ($15,000,000) (excluding amounts received in connection with 6.8(i)) of gross cash prgceeds (provided that Borrower shall only incur a reasonable amount of transaction expenses in connection therewith) from the sale or issuance of its equity securities or Subordinated Debt to investors and on terms and conditions reasonably acceptable to Bank.”

4. Exhibit C to the Agreement hereby is replaced with Exhibit C attached hereto.

5. Exhibit D to the Agreement hereby is replaced with Exhibit D attached hereto.

6. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

1

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BIONANOGENOMICS, INC., a Delaware corporation

By:	/s/ R. Erik Holmlin

Name	R. Erik Holmlin

Title:	CEO

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Lindsay Fouty

Name:	Lindsay Fouty

Title:	VP, Portfolio Management

[Signature Page to Third Amendment to Loan and Security Agreement]

EXHIBIT C

2017 annual financial projections (effective as of September 30, 2017)

[to be attached]

	Financial Performance for 2017
	January	February	March	April	May	June	July	August	September	October	November	December	Full Year
Revenue:
Instrument	$13,700	$7,659	$1,341,799	$794,847	$330,998	$657,989	$1,179,420	$304,200	$810,000	$540,000	$540,000	$1,080,000	$7,600,612
Cartridge	$16,958	$83,660	$60,090	$85,065	$17,383	$51,361	$102,174	$45,000	$134,000	$94,200	$94,200	$139,750	$923,841
Kit	$18,245	$24,844	$26,893	$22,421	$21,320	$34,050	$35,857	$38,200	$40,200	$32,970	$32,970	$41,925	$369,894
Other	$40,421	$40,421	$38,963	$46,849	$39,928	$41,711	$57,885	$43,000	$40,000	$40,000	$40,000	$40 000	$509,178
Service	$0	$0	$0	$0	$30,000	$15,000	$0	$25,000	$5,000	$5,000	$5,000	$5,000	$90,000
Grant													$0
Total Revenue	$89,324	$156,584	$1,467,745	$949,182	$439,629	$800,111	$1,375,336	$455,400	$1,029,200	$712,170	$712,170	$1,306,675	$9,493,525

Total COGS	$41,899	$53,578	$1,186,116	$592,872	$278,326	$457,664	$871,520	$251,768	$597,168	$419,289	$419,289	$764,192	$5,933,680

Gross Margin	$47,425	$103,006	$281,629	$356,309	$161,304	$342,446	$503,816	$203,632	$432,032	$292,881	$292,881	$542,483	$3,559,845
GM%	53.1%	65.8%	19.2%	37.5%	36.7%	42.8%	36.6%	44.7%	42.0%	41.1%	41.1%	41.5%	37.5%

Operating Expenses:
Operations	$125,771	$140,448	$134,904	$142,828	$156,464	$192,303	$153,144	$153,144	$124,835	$123,585	$123,585	$124,835	$1,695,846
General & Administrative	$402,408	$323,674	$538,195	$345,803	$343,881	$657,919	$468,612	$643,881	$518,506	$341,150	$329,150	$468,506	$5,381,686
Sales & Marketing	$547,824	$461,654	$793,393	$721,478	$454,213	$599,853	$489,833	$489,833	$804,506	$473,199	$454,099	$804,506	$7,094,389
Research	$111,001	$128,959	$163,839	$139,702	$126,091	$173,282	$114,639	$114,639	$0	$0	$0	$0	$1,072,152
Development	$920,535	$790,998	$948,410	$985,590	$1,011,837	$797,226	$804,952	$804,952	$548,518	$488,995	$494,995	$548,518	$9,145,525
Total Operating Expenses	$2,107,539	$1,845,733	$2,578,741	$2,335,400	$2,092,485	$2,420,582	$2,031,180	$2,206,449	$1,996,365	$1,426,929	$1,401,829	$1,946,365	$24,389,599
% of Rev	2359.4%	1178.7%	175.7%	246.0%	476.0%	302.5%	147.7%	484.5%	194.0%	200.4%	196.8%	149.0%	256.9%
Total Operating Income	($2,060,114)	($1,742,727)	($2,297,112)	($1,979,091)	($1,931,182)	($2,078,136)	($1,527,364)	($2,002,817)	($1,564,333)	($1,134,048)	($1,108,948)	($1,403,882)	($20,829,754)

Other Expense/(Income)	$45,324	$45,988	$89,357	$48,950	$49,138	$6,927	$69,778	$45,000	$45,000	$45,000	$45,000	$45,000	$580,462
Net Income	($2,105,438)	($1,788,715)	($2,386,469)	($2,028,042)	($1,980,319)	($2,085,063)	($1,597,142)	($2,047,817)	($1,609,333)	($1,179,048)	($1,153,948)	($1,448,882)	($21,410,216)

	Financial Performance for 2017
	January	February	March	April	May	June	July	August	September	October	November	December	Full Year
Balance Sheet
Assets:
Cash	3,690,459	6,002,291	4,793,007	2,843,537	3,188,432	5,714,454	4,557,885	4,791,410	3,281,887	2,297,680	1,639,603	83,057
Receivables	1,490,768	1,219,876	1,983,595	2,281,781	1,440,721	1,409,137	2,131,773	1,951,773	2,130,773	2,042,773	1,725,743	2,320,248
Prepaid	1,388,023	1,624,149	3,585,679	3,183,223	3,863,488	3,903,122	2,624,011	3,224,011	2,954,011	2,954,011	2,954,011	2,554,011
Inventory	1,838,196	1,931,940	2,095,794	2,097,262	1,712,060	1,544,022	2,158,299	2,158,299	1,958,299	1,958,299	2,008,299	2,008,299
Other Current Assets	34,942	24,523	29,894	25,606	7,838	3,148	3,148	3,148	3,148	3,148	3,148	3,148
Current Assets	8,442,388	10,802,778	12,487,970	10,431,409	10,212,538	12,573,883	11,475,115	12,128,641	10,328,118	9,255,910	8,330,803	6,968,762

PP&E	3,797,088	3,696,791	3,626,030	3,511,898	3,552,463	3,445,249	3,338,034	3,381,019	3,277,019	3,189,988	3,087,957	2,985,926
Intangible Assets	0	0	0	0	0	0	0	0	0	0	0	0
Other Non-Current Assets	69,619	67,308	64,997	62,686	0	0	0	0	0	0	0	0
Non-Current Assets	3,866,707	3,764,099	3,691,027	3,574,584	3,552,463	3,445,249	3,338,034	3,381,019	3,277,019	3,189,988	3,087,957	2,985,926

TOTAL ASSETS	12,309,095	14,566,876	16,178,996	14,005,993	13,765,002	16,019,132	14,813,149	15,509,660	13,605,137	12,445,898	11,418,761	9,954,689

Liabilities:
Accounts Payable	976,172	800,585	2,374,274	1,579,108	1,468,825	1,311,368	1,565,397	1,565,397	1,445,397	1,445,397	1,545,397	1,545,397
Unearned Revenue	570,774	555,021	534,348	502,160	372,898	366,977	364,771	376,771	374,271	371,771	369,271	366,771
Other Current Liabilities	2,277,994	2,362,163	2,392,354	2,582,442	3,307,167	3,187,148	3,473,172	3,473,172	3,473,172	3,473,172	3,473,172	3,473,172
Payroll Liabilities	1,621,893	804,389	1,126,400	1,155,482	1,081,551	1,443,132	1,382,738	1,132,738	992,738	1,027,738	1,069,738	1,069,738
Tax Liabilities	111,677	112,831	136,746	127,471	149,197	150,663	151,391	151,391	151,391	151,391	151,391	151,391
Short-Term Debt	1,944,444	2,138,889	2,333,333	2,527,778	2,640,769	2,835,214	3,029,658	3,224,102	3,418,546	3,612,990	3,807,434	4,001,878
Current Liabilities	7,502,954	6,773,876	8,897,457	8,474,440	9,020,408	9,294,502	9,967,127	9,923,571	9,855,515	10,082,459	10,416,403	10,608,347

Long-Term Debt	5,055,556	4,861,111	4,666,667	4,472,222	4,051,102	3,858,969	3,666,835	3,474,701	3,282,567	3,090,433	2,898,299	2,706,165
Other Long-Term Liability	980,386	967,970	955,555	943,139	930,724	918,308	900,579	885,579	870,579	855,579	840,579	825,579
Long-Term Liabilities	6,035,942	5,829,082	5,622,222	5,415,362	4,981,826	4,777,277	4,567,414	4,360,280	4,153,146	3,946,012	3,738,878	3,531,744

TOTAL LIABILITIES	13,538,895	12,602,958	14,519,678	13,889,802	14,002,234	14,071,779	14,534,541	14,283,851	14,008,661	14,028,471	14,155,281	14,140,091
				(12,416)	(12,416)	(12,416)	(17,730)		(15,000)	(15,000)	(15,000)	(15,000)
Equity:
Share Capital	6,871	6,871	6,871	6,871	11,853	11,853	11,853	6,870	6,870	6,870	6,870	6,870
Additional Paid-in-Capital	112,167,907	117,167,907	119,257,907	119,757,907	121,381,439	125,682,444	125,630,763	128,630,763	128,630,763	128,630,763	128,630,763	128,630,763
Warrants	4,487,807	4,487,807	4,487,407	4,487,807	4,585,312	4,585,312	4,585,312	4,585,312	4,585,312	4,585,312	4,585,312	4,585,312
Share Issue Costs	(1,031,112)	(1,049,372)	(1.056,037)	(1,068,500)	(1,153,677)	(1,171,749)	(1,184,743)	(1,184,743)	(1,204,743)	(1,204,743)	(1,204,743)	(1,204,743)
Shareholders Equity	115,631,473	120,613,213	122,696,547	123,184,084	124,824,927	129,107,859	129,043,183	132,038,201	132,018,201	132,018,201	132,018,201	132,018,201

Retained Earnings (Loss)	($116,861,272)	($118,649,292)	($121,037,227)	($123,067,891)	($125,062,159)	($127,160,506)	($128,764,575)	($130,812,392)	($132,421,725)	($133,600,773)	($134,754,721)	($136,203,603)
TOTAL EQUITY	($1,229,800)	$1,963,921	$1,659,320	$116,193	($237,232)	$1,947,353	$278,638	$1,225,808	($403,525)	($1,582,572)	($2,736,520)	($4,185,402)

TOTAL LIABILITIES & EQUITY	12,309,096	14,566,879	16,178,999	14,005,995	13,765,002	16,019,132	14,813,149	15,509,660	13,605,137	12,445,899	11,418,761	9,954,689
	1	$2	$2	$2	$0	$0	$0	$0	$0	$0	$0	$0

	Financial Performance for 2017
	January	February	March	April	May	June	July	August	September	October	November	December	Full Year
Cash Flow Statement
Operating:
Net Income	($2,105,438)	($1,788,020)	($2,387,934)	($2,030,665)	($1,991,349)	($2,098,347)	($1,604,069)	($2,047,817)	($1,609,333)	($1,179,045)	($1,153,948)	($1,448,882)	($21,444,850)

Depreciation	107,215	107,215	107,215	107,215	130,300	107,215	107,215	104,341	104,341	104,341	104,341	104,341	$1,285,293
Amortization	0	0	0	0	0	0	0	0	0	0	0	0
Convertible Debt interest	0	0	0	0	(308,128)	2,311	2,111	0	0	0	0	0
Stock-Based Compensation Expense	0	0	90,000	0	0	90,000	0	0	0	0	0	0
Deferred Tax Asset	0	0	0	0	0	0	0	0	0	0	0	0
Total Items not affecting cash	107,215	107,215	197,215	107,215	(177,828)	199,526	109,526	104,341	104,341	104,341	104,341	104,341

Investments	0	0	0	0	0	0	0	0	0	0	0	0
Receivables	641,561	270,892	(763,719)	(298,186)	841,060	(212,916)	(478,135)	180,000	(179,000)	88,000	317,030	(594,505)
Prepaid	87,399	(263,126)	(1,961,530)	402,457	(680,265)	(39,634)	1,279,111	(600,000)	270,000	0	0	400,000
Inventory	(40,871)	(93,744)	(163,854)	(1,463)	385,202	168,038	(614,277)	0	200,000	0	(50,000)	0
Other Current Assets	(10,420)	10,420	(5,371)	4,288	17,769	4,689	0	0	0	0	0	0
Accounts Payable	(49,166)	(175,587)	1,573,689	(795,166)	(110,283)	(157,457)	254,029	0	(120,000)	0	100,000	0
Other Current Liabilities	(340,673)	68,416	9,519	157,900	595.463	118,560	39,318	12,000	(2,500)	(2,500)	(2,500)	(2,500)
Payroll Liabilities	45,752	(817,504)	322,012	29,082	(73,931)	361,581	(60,394)	(250,000)	(140,000)	35,000	42,000	0
Federal Tax Liabilities	0	0	0	0	0	0	0	0	0	0	0	0
State & Local Tax Liabilities	0	0	0	0	0	0	0	0	0	0	0	0
Sales Tax Liabilities	218	1,154	23,916	(9,276)	21,727	1,466	728	0	0	0	0	0
Non-Current Liabilities	(52,215)	(12,416)	(12,416)	(12,416)	(12,416)	(12,416)	(17,730)	(15,000)	(15,000)	(15,000)	(15,000)	(15,000)
Changes in non-cash operating working capital	281,584	(984,496)	(977,755)	(522,786)	984,325	231,911	402,650	(673,000)	13,500	105,500	391,530	(212,005)
Total Operating Cash Flow	(1,716,639)	(2,665,301)	(3,168,474)	(2,446,236)	(1,184,852)	(1,666,910)	(1,091,893)	(2,616,476)	(1,491,492)	(969,207)	(658,077)	(1,556,546)	($21,232,103)

Investing:
Property, Plant, and Equipment	$0	($6,918)	($36,454)	$6,918	($170,865)	$0	$0	($150,000)	($13,031)	S0			($370,350)
Intangible Assets	$0	$0	$0	$0	$0	0	0	0	0	0	0	0
Other Non-Current Assets	$2,311	$2,311	$2,311	$2,311	$62,686	0	0	0	0	0	0	0
Total Investing Cash Flow	2,311	(4,607)	(34,143)	9,228	(108,179)	-	-	(150,000)	(23,031)	-	-	-

Financing:
Cash Provided (Used) by Debt	0	0	0	0	0	0	0	0	0	0	0	0
Provided (Used) by Common Stock	0	0	0	0	0	0	0	0	0	0	0	0
Cash Provided (Used) by Series A	0	0	0	0	0	0	0	0	0	0	0	0
Cash Provided (Used) by Series B	0	0	0	0	0	0	0	0	0	0	0	0
Provided (Used) by Series B Extension	0	0	0	0	0	0	0	0	0	0	0	0
Cash Provided (Used) by Series C	0	0	0	0	0	0	0	0	0	0	0	0
Cash Provided (Used) by Series D	0	(18,260)	(6,666)	(12,463)	(11,161)	(18,073)	(12,994)	0	0	0	0	0
Cash Provided (Used) by Series D-1	0	5,000,000	2,000,000	500,000	1,649,087	4,211,005	(51,682)	3,000,000	(5,000)	(15,000)	0	0
Total Financing Cash Flow	-	4,981,740	1,993,334	487,537	1,637,926	4,192,932	(64,676)	3,000,000	(5,000)	(15,000)	-	-	16,208,794

NET CASH FLOW	(1,714,328)	2,311,833	(1,209,283)	(1,949,470)	344,895	2,526,022	(1,156,569)	233,524	(1,509,523)	(984,207)	(658,077)	(3,556,546)	(5,321,730)
Cash, Beginning of Period	5,404,787	3,690,459	6,002,291	4,793,008	2,843,538	3,188,432	5,714,454	4,557,886	4,791,410	3,281,887	2,297,680	1,639,603
Cash, End of Period	3,690,459	6,002,291	4,793,008	2,843,538	3,188,432	5,714,434	4,557,886	4,791,410	3,281,887	2,297,680	1,639,603	83,057

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	WESTERN ALLIANCE BANK, an Arizona corporation

FROM:	BIONANO GENOMICS, INC.

The undersigned authorized officer of BIONANO GENOMICS, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof except as noted below; provided that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Annual financial statements (CPA Audited)	FYE within 180 days	Yes	No

Monthly financial statements and Compliance Certificate	Prior to each Credit Extension, and monthly within 30 days	Yes	No

10K and 10Q	(as applicable)	Yes	No

Annual operating budget, sales projections and operating plans approved by board of directors	Annually no later than 45 days after the beginning of each fiscal year	Yes	No

Deposit balances with Bank	$
Deposit balance outside Bank	$

Financial Covenant	Required	Actual	Complies
Funding Milestones

Receipt of (i) $1,500,000 on or before November 27, 2017 and (ii) $15,000,000 on or before December 31, 2017 of gross cash proceeds from the sale or issuance of its equity securities or Subordinated Debt

		$ $ $	Yes Yes Yes	No No No

Minimum Cash with Bank	ratio of (i) minimum unrestricted cash in accounts with Bank to (ii) Indebtedness to Bank, of at least 0.75 to 1.00	;	Yes	No
Performance to Plan (monthly; T6M)	At least 75% of the % projections (see Exhibit C)		Yes	No

Comments Regarding Exceptions: See Attached. Sincerely,	BANK USE ONLY Received by: AUTHORIZED SIGNER Date: Verified:
SIGNATURE	AUTHORIZED SIGNER Date:
TITLE
DATE	Compliance Status Yes No

CORPORATE RESOLUTIONS TO BORROW

Borrower: BIONANO GENOMICS, INC.

I, the undersigned Secretary or Assistant Secretary of BIONANO GENOMICS, INC. (the “Corporation”), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions (the “Resolutions”) were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES	POSITION	ACTUAL SIGNATURES

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

Borrow Money. To borrow from time to time from Western Alliance Bank, an Arizona corporation (“Bank”), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Loan Documents. To execute and deliver to Bank that certain Loan and Security Agreement dated as March 8, 2016 (the “Loan Agreement”) and any other agreement entered into between Corporation and Bank in connection with the Loan Agreement, including any amendments, all as amended or extended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of December 9, 2016 and that certain Second Amendment to Loan and Security Agreement dated as of May 2, 2017 (collectively, with the Loan Agreement, the “Loan Documents”), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation’s Obligations, as described in the Loan Documents.

Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Warrants. To issue Bank warrants to purchase the Corporation’s capital stock.

Letters of Credit. To execute letter of credit applications and other related documents pertaining to Bank’s issuance of letters of credit.

Corporate Credit Cards. To execute corporate credit card applications and agreements and other related documents pertaining to Bank’s provision of corporate credit cards.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on November 20, 2017 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED AND ATTESTED BY:

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